UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2012

NEWFIELD EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-12534	72-1133047
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Waterway Square Place, Suite 100

The Woodlands, Texas 77380

(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 210-5100

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

In a press release issued on June 19, 2012, Newfield Exploration Company (“Newfield”) announced a proposed public offering of Senior Notes due 2024 (the “Notes Offering”). A copy of the press release relating to the Notes Offering is furnished herewith as Exhibit 99.1.

Separately, Newfield issued a press release on June 19, 2012 announcing that it has commenced a cash tender offer (the “Tender Offer”) for any and all of its 6 5/8% Senior Subordinated Notes due 2016 (the “2016 Notes”). In conjunction with the Tender Offer, Newfield is soliciting consents from holders of the 2016 Notes to effect certain proposed amendments to the indenture governing the 2016 Notes, including elimination of substantially all the restrictive covenants applicable to the 2016 Notes. Newfield intends to fund the Tender Offer with proceeds from the Notes Offering. A copy of the press release relating to the Tender Offer is furnished herewith as Exhibit 99.2.

The information in Item 7.01 of this Current Report, including the exhibits attached hereto as Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 8.01	Other Events

Outstanding Borrowings. In connection with the Notes Offering referenced above, Newfield intends to file a preliminary prospectus supplement with the Securities and Exchange Commission on June 19, 2012 (the “prospectus supplement”) disclosing that, as of June 8, 2012, Newfield had approximately $531.5 million of outstanding borrowings under its credit arrangements, which borrowings were incurred in connection with the redemption of Newfield’s 6 5/8% senior subordinated notes due 2014 on April 30, 2012, leaving available capacity under Newfield’s credit arrangements of approximately $903.5 million.

Update to Risk Factors. The following are updates and modifications to two business risk factors contained in Item 1A of Newfield’s Annual Report on Form 10-K for the year ended December 31, 2011.

Unless otherwise mentioned or unless the context requires otherwise, all references in this Current Report on Form 8-K to “we,” “us,” “our” or similar references means Newfield and its consolidated subsidiaries.

Federal legislation regarding derivatives could have an adverse effect on our ability and cost of entering into derivative transactions.

On July 21, 2010, President Obama signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Reform Act), which, among other provisions, establishes federal oversight and regulation of the over-the-counter derivatives market and entities that participate in that market. The new legislation requires the Commodities Futures Trading Commission (the CFTC) and the SEC to promulgate rules and regulations implementing the new legislation within 360 days from the date of enactment. On October 1, 2010, the CFTC introduced its first series of proposed rules coming out of the Dodd-Frank Reform Act. In July 2011, the CFTC granted temporary exemptive relief from certain swap regulation provisions of the legislation until December 31, 2011, or until the agency finalized the corresponding rules. In December 2011, the CFTC extended the potential latest expiration date of the exemptive relief to July 16, 2012. In May 2012, the CFTC proposed an amendment to further extend the potential latest expiration date until December 31, 2012.

In its rulemaking under the new legislation, the CFTC has issued a final rule on position limits for certain futures and option contracts in the major energy markets and for swaps that are their economic equivalents. Certain bona fide hedging transactions or positions are exempt from these position limits. The CFTC has also issued final rules further defining “swap dealer” and “major swap participant.” It is not possible at this time to predict when the CFTC will finalize other regulations, including critical rulemaking on the definition of “swap.” Depending on our classification under the regulations, the financial reform legislation may require us to comply with margin requirements and with certain clearing and trade-execution requirements in connection with our derivative activities. The financial reform legislation may also require our counterparties to the derivative contracts to spin off some of their derivatives activities to separate entities, which may not be as creditworthy as the current counterparties. The new legislation and any new regulations could significantly increase the cost of derivative contracts (including through requirements to post collateral which could adversely affect our available liquidity), materially alter the terms of derivative contracts, reduce the availability of derivatives to protect against risks we encounter, reduce our ability to monetize or restructure existing derivative contracts, and increase our potential exposure to less creditworthy counterparties. If we reduce our use of derivatives or commodity prices decline as a result of the legislation and regulations, our results of operations may become more volatile and cash flows may be less predictable, which could adversely affect our ability to plan for and fund capital expenditures, our results of operations, or our cash flows.

The potential adoption of federal, state and local legislative and regulatory initiatives related to hydraulic fracturing could result in operating restrictions or delays in the completion of oil and gas wells.

Hydraulic fracturing is an essential and common practice in the oil and gas industry used to stimulate production of natural gas and/or oil from dense subsurface rock formations. We routinely apply hydraulic-fracturing techniques on almost all of our U.S. onshore oil and natural gas properties, including our unconventional resource plays in the Woodford Shale of Oklahoma, the Granite Wash of Texas and Oklahoma, the Uinta Basin of Utah and the Eagle Ford and Pearsall shales of southwest Texas, which represented approximately 82% of our proved reserves and approximately 89% of our probable reserves at year-end 2011. Hydraulic fracturing involves using water, sand, and certain chemicals to fracture the hydrocarbon-bearing rock formation to allow flow of hydrocarbons into the wellbore.

As explained in more detail below, the hydraulic fracturing process is typically regulated by state oil and natural gas agencies, although the EPA, the Bureau of Land Management (BLM) and other federal regulatory agencies have taken steps to impose federal regulatory requirements. Certain states in which we operate, including Colorado, Texas and Wyoming, have adopted, and other states are considering adopting, regulations that could impose more stringent permitting, public disclosure, and well construction requirements on hydraulic fracturing operations or otherwise seek to ban fracturing activities altogether. For example, Texas adopted a law in June 2011 requiring disclosure to the Railroad Commission of Texas (RCT) and the public of certain information regarding the components used in the hydraulic fracturing process, and the RCT adopted rules regarding the same in December 2011. In the past three years, news reports indicate that 23 states have approved or considered additional legislative mandates or administrative rules on hydraulic fracturing. In addition to state laws, local land use restrictions, such as city ordinances, may restrict or prohibit the performance of well drilling in general and/or hydraulic fracturing in particular. In the event state, local, or municipal legal restrictions are adopted in areas where we are currently conducting operations, or in the future plan to conduct operations, we may incur additional costs to comply with such requirements that may be significant in nature, experience delays or curtailment in the pursuit of exploration, development, or production activities, and perhaps even be precluded from the drilling of wells.

Notwithstanding state regulatory requirements relating to hydraulic fracturing, there are steps by federal governmental agencies that are either underway or are being proposed that focus on environmental aspects of hydraulic fracturing practices. The White House Council on Environmental Quality is coordinating an administration-wide review of hydraulic fracturing practices, and a committee of the United States House of Representatives has conducted an investigation of hydraulic fracturing practices. The EPA has asserted federal regulatory authority over certain hydraulic fracturing activities involving diesel under the Safe Drinking Water Act and recently released draft permitting guidance for hydraulic fracturing activities using diesel. Further, on November 23, 2011, the EPA announced that it was granting in part a petition to initiate rulemaking under the Toxic Substances Control Act, relating to chemical substances and mixtures used in oil and gas exploration and production. In addition, on May 11, 2012, the BLM issued a proposed rule that that would require the public disclosure of chemicals used in hydraulic fracturing operations, set requirements for well-bore integrity and establish flowback water standards for all hydraulic fracturing operations on federal public lands and American Indian Tribal lands. The proposed rule also requires that an operator certify, in writing, that (1) the stimulation design complies with all federal, state, tribal and local regulations; (2) the stimulation was completed in accordance with the design approved by BLM and all applicable regulations; and (3) the well-bore integrity was maintained during the fracturing process and flowback water was properly stored, treated and disposed.

Furthermore, a number of federal agencies are analyzing, or have been requested to review, a variety of environmental issues associated with hydraulic fracturing. The EPA has commenced a study of the potential environmental effects of hydraulic fracturing on drinking water and groundwater, with initial results expected to be available by late 2012 and final results by 2014. In addition, the U.S. Department of Energy has conducted an investigation into practices the agency could recommend to better protect the environment from drilling using hydraulic fracturing completion methods. In a November 18, 2011 report, the Shale Gas Subcommittee of the Secretary of Energy Advisory Board issued 20 recommendations to federal agencies, states, and private entities that are intended to reduce the environmental impact and assure the safety of shale gas production.

Given the heightened awareness regarding the use of hydraulic fracturing, it is possible that regulatory agencies or private parties may suggest that hydraulic fracturing has caused groundwater contamination, whether or not such allegations are accurate. For example, on December 8, 2011, the EPA released a preliminary report indicating that hydraulic fracturing is responsible for groundwater contamination in Pavillion, Wyoming, although the EPA’s draft report has been hotly criticized as ignoring certain facts and utilizing incorrect data. In addition, the EPA has alleged in an enforcement action against an operator in Texas that the operator contaminated local groundwater wells, although the RCT found after an evidentiary hearing that the operator was not responsible for the contamination. Thus, regulatory agencies or private parties alleging groundwater contamination linked to hydraulic fracturing could trigger defense costs in administrative or civil litigation to rebut the allegations.

Additionally, certain members of the Congress have called upon (1) the U.S. Government Accountability Office to investigate how hydraulic fracturing might adversely affect water resources, (2) the SEC to investigate the natural-gas industry and any possible misleading of investors or the public regarding the economic feasibility of pursuing natural-gas deposits in shales by means of hydraulic fracturing, and (3) the U.S. Energy Information Administration to provide a better understanding of that agency’s estimates regarding natural-gas reserves, including reserves from shale formations, as well as uncertainties associated with those estimates. These on-going or proposed studies, depending on their degree of pursuit and any meaningful results obtained, could spur initiatives to further regulate hydraulic fracturing under the Safe Drinking Water Act or other regulatory mechanism.

Further, on April 17, 2012, the EPA approved final regulations under the federal Clean Air Act that establish new air emission controls for oil and natural gas production and natural gas processing operations. Specifically, the EPA finalized rules under the New Source Performance Standards (NSPS) and National Emission Standards for Hazardous Air Pollutants (NESHAPS) programs. The EPA regulations include NSPS standards for completions of hydraulically-fractured gas wells. Before January 1, 2015, these standards require owners/operators to reduce VOC emissions from natural gas not sent to the gathering line during well completion either by flaring using a completion combustion device or by capturing the gas using green completions. After January 1, 2015, operators must capture the gas and make it available for use or sale, which can be done through the use of green completions. The standards are applicable to newly drilled and fractured wells as well as existing wells that are refractured. Further, the regulations under NESHAPS include specific new requirements, effective in 2012, for emissions from compressors, controllers, dehydrators, storage tanks, gas processing plants and certain other equipment. We are currently evaluating the effect these regulations could have on our business. Compliance with such regulations could result in additional costs, including increased capital expenditures and operating costs, for us and our customers which may adversely impact our business.

Based on the foregoing, increased regulation and attention given to the hydraulic-fracturing process from federal agencies, various states and local governments could lead to greater opposition, including litigation, to oil and gas production activities using hydraulic-fracturing techniques. Additional legislation or regulation could also lead to operational delays or increased operating costs in the production of oil and natural gas, including from the developing shale plays, or could make it more difficult to perform hydraulic fracturing. The adoption of any federal, state or local laws or the implementation of regulations regarding hydraulic fracturing could potentially cause a decrease in the completion of new oil and gas wells and increased compliance costs and time, which could adversely affect our financial position, results of operations and cash flows.

This Current Report on Form 8-K may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this report, including statements regarding the filing of the prospectus supplement, the consummation of the Notes Offering, our financing plans and our business strategy and other plans and objectives for future operations, are forward-looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are based upon assumptions and anticipated results that are subject to numerous uncertainties and risks. Actual results may vary significantly from those anticipated due to many factors, including oil and natural gas prices and demand; operating hazards inherent in the exploration for and production of oil and gas; general economic, financial, industry or business trends or conditions; the impact of and changes in governmental regulations; the availability and cost of capital to fund our operations and business strategies; the ability and willingness of current or potential lenders, hedging contract counterparties, customers, and working interest owners to fulfill their obligations to us or to enter into transactions with us in the future on terms that are acceptable to us; the availability of transportation and refining capacity for the crude oil we produce in the Uinta Basin; drilling risks and results; the prices of goods and services; the availability of drilling rigs and other support services; labor conditions; severe weather conditions (such as hurricanes); and the other factors affecting our business described herein and in our other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Unless legally required, we undertake no obligation to publicly update or revise any forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release regarding Notes Offering issued by Newfield Exploration Company on June 19, 2012

99.2	Press Release regarding Tender Offer issued by Newfield Exploration Company on June 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: June 19, 2012	By:	/s/ John D. Marziotti
John D. Marziotti
General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release regarding Notes Offering issued by Newfield Exploration Company on June 19, 2012

99.2	Press Release regarding Tender Offer issued by Newfield Exploration Company on June 19, 2012